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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): July 18, 2007

                           WESTFIELD FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

        Massachusetts                001-16767               73-1627673
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)

                 141 Elm Street, Westfield, Massachusetts 01085
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (413) 568-1911

                                 Not Applicable
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition

      On July 18, 2007, Westfield Financial, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2007. The press release also announced the declaration of a regular cash dividend of $0.05 per share, payable on August 23, 2007, to all shareholders of record on August 9, 2007. A copy of the press release is attached as Exhibit No. 99.1.

Item 7.01  Regulation FD Disclosure

      On July 19, 2007, the Company will present financial information at its 2007 Annual Meeting of Shareholders (the "Annual Meeting"). A copy of the Company's presentation materials for the Annual Meeting, appearing as Exhibit No. 99.2, is furnished and not filed pursuant to Regulation FD.

Item 9.01  Financial Statements and Exhibits

(d) The following exhibits are furnished with this Report:

      Exhibit No.      Description
      -----------      -----------

      99.1             Press release dated July 18, 2007.

      99.2 Presentation Materials for the 2007 Annual Meeting of Shareholders of Westfield Financial, Inc., held
                       July 19, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WESTFIELD FINANCIAL, INC.


                                    By:    /s/ Leo R. Sagan, Jr.
                                           -------------------------------------
                                    Name:  Leo R. Sagan, Jr.
                                    Title: Vice President and Controller

Date: July 19, 2007

                                 EXHIBIT INDEX

Exhibit No.      Description
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99.1             Press release dated July 18, 2007.

99.2 Presentation Materials for the 2007 Annual Meeting of Shareholders of Westfield Financial, Inc., held July 19, 2007.